Debt - Schedule Of Debt Maturities (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Long-term Debt, Fiscal Year Maturity [Abstract]
2017	$ 3,000
2018	3,000
2019	3,000
2020	3,000
2021	33,605
Total	$ 45,605